UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 29, 2014

Two Rivers Water & Farming Company

(Exact Name of Registrant as Specified in Charter)

Colorado	000-51139	13-4228144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 South Colorado Blvd., Tower 1 Ste 3100, Denver, Colorado	80222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 222-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On August 29, 2014, our subsidiary GrowCo, Inc. entered into two commercial lease agreements, one with Cool House Farms, LLC and the other with Mojo MJ, LLC, pursuant to which GrowCo will lease marijuana greenhouse growing and processing facilities being constructed in Pueblo County, Colorado.

Under the terms of each lease agreement, GrowCo will provide the lessee with a 90,000 square foot fully equipped greenhouse and a 15,000 square foot marijuana infused products processing facility in exchange for annual lease payments of $20.00 per square foot for a three-year term.  Each lessee will have options to renew its lease agreement for up to two additional three-year terms.

Copies of each of the commercial lease agreements described above are filed as exhibits to this current report on Form 8-K and are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits

EXHIBIT NO.	DESCRIPTION
10.1	Commercial Lease Agreement, dated as of August 29, 2014, between GrowCo, Inc. and Cool House Farms, LLC

10.2	Commercial Lease Agreement, dated as of August 29, 2014, between GrowCo, Inc. and Mojo MJ, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO RIVERS WATER & FARMING COMPANY

Date: September 4, 2014	By:	/s Wayne Harding
Wayne Harding
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Commercial Lease Agreement, dated as of August 29, 2014, between GrowCo, Inc. and Cool House Farms, LLC

10.2	Commercial Lease Agreement, dated as of August 29, 2014, between GrowCo, Inc. and Mojo MJ, LLC

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